Exhibit 10.47

AMENDMENT NO. 2, dated as of April 15, 2010, among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the “Borrower”), ADVANCE AUTO PARTS, INC., a Delaware corporation (“Holdings”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

A.  Reference is made to the Credit Agreement dated as of October 5, 2006 (as amended, supplemented or otherwise modified heretofore, the “Credit Agreement”) among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B.  Holdings and the Borrower have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement.  The parties hereto are willing to agree to such amendment on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Section 1.01 of the Credit Agreement.  (a)  Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms therein in the appropriate alphabetical order:

“Holdings Debt Securities” means unsecured debt securities issued by Holdings in the capital markets.

“Obligations” has the meaning set forth in the Guarantee Agreement.

(b) The definition of “Loan Parties” in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “and the Borrower” and substituting in lieu thereof “, the Borrower and any Subsidiary that Guarantees the Obligations”.

(c) The definition of “Total Debt” in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “the Borrower” and substituting in lieu thereof “Holdings”.

SECTION 2. Amendment to Section 6.01 of the Credit Agreement.  Section 6.01 of the Credit Agreement is hereby amended by (a) deleting the word “and” immediately preceding clause (f) thereof, (b) deleting the period at the end of clause (f) thereof and substituting a semicolon in lieu thereof and (c) inserting at the end of such Section 6.01 the following:

(g)  Guarantees by any Subsidiary of the Obligations; and

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(h) Guarantees by any Subsidiary of obligations in respect of Holdings Debt Securities; provided that such Subsidiary shall have also Guaranteed the Obligations pursuant to the Guarantee Agreement.

SECTION 3. Amendment to Section 6.03(c) of the Credit Agreement.  Section 6.03(c) of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and substituting in lieu thereof the following:

Holdings will not own or acquire any assets (other than shares of capital stock of the Borrower, cash, promissory notes held pursuant to clause (g) of Section 6.04 and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, liabilities under the “Loan Documents” as such term is defined in the Term Loan Credit Agreement, liabilities in respect of Holdings Debt Securities, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities).

SECTION 4. Amendment to Section 6.04 of the Credit Agreement.  Section 6.04 of the Credit Agreement is hereby amended by (a) deleting the word “and” immediately preceding clause (l) thereof, (b) deleting the period at the end of clause (l) thereof and substituting in lieu thereof “; and” and (c) inserting at the end of such Section 6.04 the following:

(m)  Guarantees by the Borrower or any of its Subsidiaries of obligations in respect of Holdings Debt Securities; provided that any such Subsidiary shall have also Guaranteed the Obligations pursuant to the Guarantee Agreement and the Administrative Agent shall have received such evidence of authority and legal opinions in connection with such Guarantee of the Obligations as it shall reasonably request.

SECTION 5. Amendment to Section 6.06 of the Credit Agreement.  Section 6.06 of the Credit Agreement is hereby amended by (a) deleting the word “and” immediately preceding clause (vi) of the proviso thereto and substituting in lieu thereof a comma and (b) inserting at the end of such clause (vi) (but before the period) the following:

and (vii) clause (a) of the foregoing shall not prohibit customary “negative pledge” covenants in indentures or other agreements governing Holdings Debt Securities that allow the incurrence of Liens so long as such Liens equally and ratably secure such debt securities, provided that, without limiting any other exceptions to such covenant, any such covenant shall not prohibit, restrict or impose any condition (including any condition that such debt securities be equally and ratably secured) upon the ability of Holdings, the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon inventory, accounts receivable or the proceeds therefrom.

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SECTION 6. Consent to Amend Guarantee Agreement.  Each Lender party hereto hereby consents to the amendment of the Guarantee Agreement in order to provide for Subsidiaries to become parties thereto and to Guarantee the Obligations, with such amendment to be in form and substance satisfactory to the Administrative Agent.

SECTION 7. Representations and Warranties.  Holdings and the Borrower hereby represent and warrant to each Lender and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct on and as of the Amendment Effective Date (as defined below), except for representations and warranties expressly made as of an earlier date, which are true and correct as of such earlier date; and

(b) as of the Amendment Effective Date, no Default has occurred and is continuing.

SECTION 8. Conditions to Effectiveness.  This Amendment shall become effective as of the date of the satisfaction of the following conditions precedent (the “Amendment Effective Date”):

(a) receipt by the Administrative Agent (or its counsel) of duly executed counterparts hereof that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders and

(b) receipt by the Administrative Agent (or its counsel) of all amounts due and payable under the Credit Agreement (or otherwise pursuant to any agreement with the Borrower) on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

SECTION 9. Credit Agreement.  Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.  This Amendment shall constitute a Loan Document.

SECTION 10. Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.  Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

ADVANCE AUTO PARTS, INC.,
by

Name:
Title:

ADVANCE STORES COMPANY, INCORPORATED,
by

Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE SET FORTH ABOVE, AMONG ADVANCE STORES COMPANY, INCORPORATED, ADVANCE AUTO PARTS, INC., THE LENDERS PARTY HERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender name:

by __________________________

     Name:

     Title:

by __________________________

     Name:

     Title: